  EXHIBIT 31.2

  CERTIFICATIONS

  I, Todd A. Daniels, certify that:
1)            I have reviewed this annual report on Form 10-KSB of Elecsys
              Corporation;
2)            Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not
              misleading with respect to the period covered by this annual report;
3)            Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;
4)            The small business issuer's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and
              15d-15(e)) for the small business issuer and have:
               a)   Designed such disclosure controls and procedures,  or caused such disclosure controls and procedures to be designed under
                    our  supervision,   to  ensure  that  material   information
                    relating  to  the  small  business  issuer,   including  its
                    consolidated  subsidiaries,  is made  known to us by  others within  those  entities,  particularly  during the period in which this annual report is being prepared;
               b)   [omitted in accordance  with section  III.E.  of SEC Release
                    No. 34-47986];
               c)   Evaluated the  effectiveness of the small business  issuer's disclosure  controls and  procedures  and  presented in this report  our  conclusions  about  the  effectiveness  of  the disclosure  controls  and  procedures,  as of the end of the period covered by this report based on such evaluation; and
               d)   Disclosed  in this  report any change in the small  business issuer's  internal  control over  financial  reporting  that occurred  during the small  business  issuer's  most  recent fiscal  quarter (the small business  issuer's  fourth fiscal quarter in the case of an annual report) that has materially affected,  or is reasonably likely to materially affect, the small  business  issuer's  internal  control over  financial reporting; and
5)            The small business issuer's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):
               a)   All significant  deficiencies and material weaknesses in the design or  operation  of  internal  control  over  financial reporting  which are reasonably  likely to adversely  affect the small  business  issuer's  ability to  record,  process, summarize and report financial information; and
               b)   Any fraud, whether or not material, that involves management or other employees who have a significant  role in the small business issuer's internal control over financial reporting.

  Date:  July 29, 2004                        /s/ Todd A. Daniels
                                             ------------------------------------------
                                             Todd A. Daniels
                                             Vice President and Chief Financial Officer